                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 Amendment No. 1
                                       to
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


                        Date of Report (date of earliest
                         event reported): June 23, 1997



                            Moyco Technologies, Inc.
                            ------------------------
             (Exact Name of Registrant as specified in its charter)




        Pennsylvania                   0-4123                    23-1697233
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)



        200 Commerce Drive, Montgomeryville, PA   18936
--------------------------------------------------------------------------------


Registrant's telephone number, including area code:   215-855-4300
                                                      ------------


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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This Amendment No. 1 on Form 8-K/A amends and restates in its entirety the
Current Report Form 8-K, dated June 23, 1997, and filed June 27, 1997, of Moyco Technologies, Inc.

Item 4.  Change in Registrant's Certifying Accountant
         --------------------------------------------

                  Heffler, Radetich & Saitta was previously the principal accountant for Moyco Technologies, Inc. (the "Registrant"). On June 23, 1997, the Company determined to terminate Heffler, Radetich & Saitta's appointment as principal accountants of the Registrant and to engage Arthur Andersen LLP as the Registrant's independent accountants. The Registrant's anticipated worldwide expansion and growth initiated the change. The decision to engage Arthur Andersen LLP and to terminate Heffler, Radetich & Saitta was subsequently recommended to and approved by the members of the Registrant's Board of Directors.

                  In connection with the audits of the three (3) fiscal years ended June 30, 1996 and the interim period through June 23, 1997, there were no disagreements with Heffler, Radetich & Saitta on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements.

                  The audit reports of Heffler, Radetich & Saitta on the consolidated financial statements of the Registrant as of June 30, 1996 and 1995, and for each of the years in the three (3) year period ended June 30, 1996, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

                  The Registrant has requested that Heffler, Radetich & Saitta furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 3, 1997, is filed as Exhibit 16 to this Amendment No. 1 to Current Report on Form 8-K/A.

Item 5.  Other Matters
         -------------

                  On June 23, 1997, the Registrant appointed Arthur Andersen LLP its independent public accountants. There were no disagreements with the Registrant's prior independent accountant. The Registrant has also retained Brown Brothers, Harriman & Co. to review its capital structure and other various strategic opportunities.

                  The foregoing is a summary of the press release which is attached as Exhibit A to this report and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit A.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

             Exhibit No.                               Description
             -----------                               -----------

                 16                      Letter from Heffler, Radetich & Saitta



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SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           MOYCO TECHNOLOGIES, INC.



                           By: /s/ Marvin E. Sternberg
                               -------------------------------------
                               Marvin E. Sternberg
                               President and Chief Executive Officer
                               and Chairman of the Board

Date:  July 3, 1997


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                                    Exhibit A
                                    ---------






NEWS RELEASE
June 27, 1997
Contact:  Joseph Sternberg



                        MOYCO RETAINS ARTHUR ANDERSEN LLP
                       AND BROWN BROTHERS, HARRIMAN & CO.




         Moyco Technologies, Inc. [MOYC: Nasdaq] a Montgomeryville, PA manufacturer of precision abrasives, CMP materials, and professional dental supplies, has appointed Arthur Andersen LLP as its independent public accountants. Anticipated worldwide expansion and growth initiated the change. Moyco also expects to consult with Arthur Andersen LLP regarding various financial and operational issues. Arthur Andersen LLP will conduct the year-end audit for the fiscal year ending June 30, 1997. There were no disagreements with the prior independent public accountants.

         Moyco has also retained Brown Brothers, Harriman & CO. for the purposes of reviewing its capital structure and various strategic opportunities.